UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number           811-22523

                         Destra Investment Trust II
(Exact name of registrant as specified in charter)
One North Wacker, 48th Floor
                              Chicago, IL  60606
(Address of principal executive offices) (Zip code)

Derek Mullins
One North Wacker, 48th Floor
                              Chicago, IL  60606
  (Name and address of agent for service)

Registrant's telephone number, including area code: 1-312-843-6161
Date of fiscal year end:  September 30
Date of reporting period:  March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Focused Equity Fund

Semi-Annual Report

March 31, 2016

Table of Contents

Shareholder Letter	3
Destra Flaherty & Crumrine Preferred and Income Fund Discussion of Fund Performance	4
Destra Flaherty & Crumrine Preferred and Income Fund Portfolio Manager Letter	6
Destra Focused Equity Fund Discussion of Fund Performance	9
Destra Focused Equity Fund Portfolio Manager Letter	11
Overview of Fund Expenses	13
Portfolio of Investments
Destra Flaherty & Crumrine Preferred and Income Fund	14
Destra Focused Equity Fund	17
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	26
Shareholder Meeting Results	31
General Information	35

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Fellow Shareholders,

Thank you for investing in the Destra Flaherty & Crumrine Preferred and Income Fund and the Destra Focused Equity Fund (together the “Funds”). (“Destra Capital Advisors LLC”) provides investors and their advisors access to specialty-based asset managers with original investment theories. Destra strives to provide mutual fund investors access to investment products with a differentiated point of view, through the Destra family of mutual funds. Destra’s investment products are developed with the goal of helping investors realize their long-term investment objectives.

Market Summary

For the six months ending March 31, 2016 (the “period surveyed”), US equity markets, as represented by the S&P 500 Index (“S&P 500”), returned 8.49% on a total return basis. While this is a very attractive return by historical standards, it was a period of high volatility and uncertainty. The broad market generated most of that return in the fourth quarter of 2015, returning 7.04% for the quarter, then went on an epic roller coaster ride to start 2016 by, losing over 10% to start the year and recovering to conclude the first quarter up 1.35%. Market shocks like those seen in the first quarter of 2016 can startle inexperienced investors, but the managers with whom Destra partners are seasoned and stayed the course on their respective strategies of the Funds.

Destra Capital Advisors LLC

We believe that experience sets Destra apart. Destra’s team of investment professionals have decades of knowledge in their respective areas of expertise. This allows Destra to rise above fleeting market statistics and provides perspective to us when designing our portfolio-enhancing investment strategies and products. By confidently taking the long-view, we believe that we build investment strategies that can stand the test of time for our long-term shareholders.

Our investment managers continue to pursue their investment strategies and focus on achieving results for shareholders through discipline and determination in the markets. This report should provide you with information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

Thank you for investing with Destra and we look forward to communicating with you again in future Fund reports.

Sincerely,

Robert A. Watson, CFP®

President

Destra Capital Advisors LLC

Index Information

S&P 500® Index – a market capitalization weighted index of 500 large companies which have their common stock listed on the NYSE or NASDAQ. The S&P 500® Index is an unmanaged index considered representative of the US stock market.

Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Flaherty & Crumrine Preferred and Income Fund’s Average Annual Total Returns as of March 31, 2016
Inception Date: April 12, 2011	Inception Date: November 1, 2011
				Life					Life
Share Class	6 Months	1 Year	3 Year	of Fund	Share Class	6 Months	1 Year	3 Year	of Fund
A at NAV	2.89%	2.83%	5.10%	7.48%	C	2.49%	2.06%	4.33%	7.12%
A with Load	-1.72%	-1.78%	3.50%	6.48%	C with CDSC	1.49%	1.07%	4.33%	7.12%
I	3.16%	3.31%	5.53%	7.86%
Primary					Primary
Benchmark1	2.99%	2.15%	5.16%	6.57%	Benchmark1	2.99%	2.15%	5.16%	7.36%
Secondary					Secondary
Benchmark1	1.89%	1.05%	4.78%	6.34%	Benchmark1	1.89%	1.05%	4.78%	7.10%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Fund returns include the reinvestment of distributions.

1 Primary/Secondary Benchmark: Effective October 1, 2015, the Destra Flaherty & Crumrine Preferred and Income Fund adopted the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index (“Primary Benchmark”) as its primary benchmark. Previously, the Fund utilized a blend of 50% of the BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index and 50% of the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index (“Secondary Benchmark”). Going forward, the Fund’s performance will be compared to the Primary Benchmark as we believe it more closely reflects the Fund’s investable universe. The utilization of the Primary Benchmark will be reflected prospectively, therefore, all performance prior to October 1, 2015 will be compared to the Secondary Benchmark.

BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.

The BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index is a subset of the BofA Merrill Lynch Corporate All Capital Securities Index that contains securities issued by U.S. corporations. The index includes investment grade, fixed rate, or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators and with issuer concentration capped at a maximum of 8%.

The BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index is a subset of the BofA Merrill Lynch Fixed Rate Preferred Securities Index that contains all subordinated constituents of the fixed rate index with a payment deferral feature and with issuer concentration capped at a maximum of 8%. The fixed rate index includes investment-grade DRD-eligible and non-DRD-eligible preferred stock and senior debt.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
As of March 31, 2016

Credit Quality
Moody’s		Standard & Poor’s
Aa3		AA-	0.7%
A1		A+
A2		A
A3	5.0%	A-	2.4%
Baa1	5.9%	BBB+	5.5%
Baa2	24.7%	BBB	20.0%
Baa3	23.8%	BBB-	23.5%
Ba1	15.5%	BB+	18.6%
Ba2	15.3%	BB	21.9%
Ba3	0.8%	BB-	2.2%
<Ba	1.4%	<BB	1.8%
Not Rated	4.8%	Not Rated	0.6%
Cash	2.7%	Cash	2.7%

Top 10 Issuers	% of Total Investments
Bank of America Corp.	4.9%
Capital One Financial	4.9%
Morgan Stanley	4.9%
Citigroup	4.8%
Goldman Sachs Group	4.7%
JPMorgan Chase	4.6%
Wells Fargo & Company	4.6%
MetLife	3.2%
HSBC PLC	2.8%
Prudential Financial	2.8%

Portfolio Characteristics	Fund
Number of Issues	112
QDI Eligibility	70.3%
Geographic Concentration Domestic/International	79%/21%
Fixed-to-Float Exposure	66%

Qualified Dividend Income (QDI) meets specific criteria to be taxed at lower long-term capital gains tax rates rather than at an individual’s ordinary income rate.

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

The credit quality breakdowns are based on actual ratings issued by the relevant NRSRO or the NRSRO’s rating of a similar security of the same issuer. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund. Credit quality ratings are subject to change and pertain to the underlying holdings of the Fund and not the Fund itself.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

Fund Snapshot
The Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) is sub-advised by investment manager Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

Flaherty & Crumrine was founded in 1983 and is one of the of the oldest preferred securities managers in the industry. Through the years they have built a proprietary database with information on over 1,500 separate issues of preferred securities. Flaherty & Crumrine then leverages their experience and database seeking to unlock hidden value, in what they believe is an inefficient preferred securities market. To accomplish this goal the Fund will, under normal market conditions, invest at least 80% of its net assets in a portfolio of preferred and income producing securities. The securities in which the Fund may invest include traditional preferred stock, trust preferred securities, hybrid securities, convertible securities, contingent-capital securities, subordinated debt, senior debt and securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities in which the Fund may invest directly. The Fund may invest up to 40% of its net assets in securities of non-U.S. companies and up to 15% of its net assets in common stocks. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services.

The Fund will principally invest in (i) investment grade quality securities or (ii) below investment grade quality preferred or subordinated securities of companies with investment grade senior debt outstanding, in either case determined at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” However, some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade quality, an investment in the Fund should be considered speculative. The maturities of preferred and debt securities in which the Fund will invest generally will be longer term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, in light of changing market conditions and interest rates, the Fund may also invest in shorter term securities.

The following report is Flaherty & Crumrine’s review of the Fund’s performance over the six months comprising the Fund’s semi-annual reporting period and outlook for the markets the Fund invests in going forward.

Investing Environment
This past December, the Federal Reserve increased short-term interest rates by 0.25%, taking its first step toward removing unprecedented levels of monetary accommodation and ending seven years of zero-interest-rate policy. Markets have been more than a bit nervous in response, with other parts of the world still struggling to generate growth and inflation. Central banks in Europe and Japan are easing monetary policy by increasing quantitative easing (QE) programs and pushing short-term interest rates into negative territory. Concern over economic growth in China is adding to the uncertainty. The result was significant volatility in most markets during the first quarter of 2016 as oil prices continued to sink precipitously and concern that a global growth slowdown could pull the U.S. economy into recession. However, by mid-February, discussions between Russia and OPEC to freeze oil production brought oil prices off their lows. Oil gained steadily throughout the rest of the quarter and economic data releases showed that the U.S. economy continued to grow modestly in spite of global headwinds, diminishing recession fears.

As volatility whipped markets, investors piled into safe-haven assets such as U.S. Treasuries and high quality corporate bonds while selling risk assets. Low quality fixed-income assets, like high yield bonds, performed the worst. Meanwhile, the preferred securities market continued to demonstrate low correlations to other asset classes while performing admirably over the past six months, with slight price gains adding to already high income return.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

Performance Discussion
During the six months ended March 31, 2016 the Fund’s Class A shares had a total return of 2.89% based on Net Asset Value (“NAV”), the Class I shares had a total return of 3.16% on NAV and the Class C shares had a total return of 2.49% on NAV. During the period surveyed, the Fund’s benchmark, the BofA Merrill Lynch 8% Core West Preferred & Jr Subordinated Securities Index, had a total return of 2.99%.*

Two important factors to consider when surveying fund returns – first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective - total return with an emphasis on high current income.

*Effective October 1, 2015, the Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) adopted the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index (“New Index”) as its primary benchmark. Previously, the Fund utilized a blend of 50% of the BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained Index and 50% of the BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained Index (“Former Index”). Going forward, the Fund’s performance will be compared to the New Index as we believe it more closely reflects the Fund’s investable universe. The utilization of the New Index will be reflected prospectively, therefore, all performance prior to October 1, 2015 will be compared to the Former Index. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Portfolio Activity
The portfolio outperformed its benchmark over the past six months due in large part to its greater exposure to fixed-to-float preferreds with reset dates further in the future. Generally, when a coupon resets for a fixed-to-float preferred, the new issue reset spreads have widened, making it more likely that fixed-to-float preferreds that reset within the next few years will reset at a significantly lower coupon. As a result, prices on these preferreds have come under pressure. On the flip side, fixed-to-float preferreds that reset further in the future (in more than 5 years) have been among the market’s better performers.

While wider new issue reset spreads have hurt prices on some fixed-to-float preferreds, we should note that this is not necessarily a negative development overall for the preferred market. Wider reset spreads have provided an opportunity for us to invest in attractive fixed-to-float preferreds that provide better compensation for the same credit and duration risk. Furthermore, fixed-to-float preferreds at current reset spreads present a particularly attractive risk-return profile. If rates stay low as the yield curve indicates, wider reset spreads more handsomely compensate investors in owning what will eventually be a near-zero duration instrument. On the other hand, if short-term rates rise more than expected, all fixed-to-float preferreds, even those with lower reset spreads, should outperform fixed-rate instruments.

Perspective & Outlook
Over recent months, some of the volatility in the preferred market centered on concerns about earnings growth at financial companies (the primary issuers of preferred securities), given slower global growth and a flatter yield curve. However, growth in earnings, while critical to common stock valuation, is not a critical determinant of creditworthiness and preferred stock valuation. We focus much more on a bank’s capital – on its ability to absorb losses while still being able to pay preferred dividends – than on earnings growth. On this front, the news is positive as common equity capital at financial companies continues to build, which supports debt and preferred stock that are senior to common equity. While the preferred market can occasionally weaken in sympathy with bank stocks (which were down about 20% at their trough), returns on preferred securities do not have a strong correlation to bank equities in the long-run.

Looking ahead, we think markets are likely to remain volatile as global growth remains tepid, inflation is low and investors are understandably factoring in a possibility of central bank policy mistakes along the way. However many positive factors supporting the preferred market will persist over the near-term. For one, the path to higher short-term rates is likely to be gradual. There are few signs that the U.S. economy is in danger of overheating and the Federal Reserve has indicated that it sees asymmetric risks to the downside. As we have indicated previously, higher short-term

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND
DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

rates should be associated with a stronger economy, which, in turn, should improve credit performance and lead to narrower yield spreads. This should be particularly true for financial institutions because nearly all banks are “asset sensitive,” meaning their assets re-price more quickly than their liabilities. Banks’ net interest margins should expand as rates increase, improving profitability and allowing banks to build capital and reserves more quickly. As bank capital levels continue to improve, yield spreads on preferred securities, which are wide by historical standards, have ample room to contract and at least partly offset higher benchmark interest rates.

If, on the other hand, longer-term Treasury yields stay low because economic growth fails to accelerate and low inflation remains persistent, then yields on preferreds could also decline as investors continue their hunt for yield. In this scenario, historically wide spreads between preferreds and longer-term Treasuries could narrow as investors recalibrate for lower future growth.

Overall, we believe prospective returns on preferred securities remain attractive for long-term investors. As we have said before, income (coupons) can make up for quite a bit of principal change over time – and preferreds continue to offer higher yields than many other fixed-income securities. While volatility may be with us for some time, and the ride may be bumpy, we believe total returns will be competitive over time for preferred investors.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Focused Equity Fund’s Average Annual Total Returns as of March 31, 2016
Inception Date: April 12, 2011				Inception Date: November 1, 2011
				Life					Life
Share Class	6 Months	1 Year	3 Year	of Fund	Share Class	6 Months	1 Year	3 Year	of Fund
A at NAV	2.48%	-4.13%	10.25%	10.32%	C	2.10%	-4.81%	9.44%	10.59%
A with Load	-2.12%	-8.43%	8.56%	9.30%	C with CDSC	1.10%	-5.74%	9.44%	10.59%
I	2.68%	-3.79%	10.61%	10.70%
S&P 500 Index	8.49%	1.78%	11.82%	11.58%	S&P 500 Index	8.49%	1.78%	11.82%	14.35%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Fund returns include the reinvestment of distributions.

S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA FOCUSED EQUITY FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
As of March 31, 2016

Top 10 Issuers	% of Total Investments
Biogen, Inc.	5.2%
HCA Holdings, Inc.	5.0%
Celgene Corp.	5.0%
Apple, Inc.	5.0%
MasterCard, Inc., Class A	5.0%
Gilead Sciences, Inc.	5.0%
Costco Wholesale Corp.	5.0%
Comcast Corp., Class A	4.9%
eBay, Inc.	4.9%
CVS Health Corp.	4.9%

Portfolio Characteristics	Fund	Index
Number of Holdings	20	504
Average Market Cap	$79.9 bil	$37.4 bil
Price to Earnings Ratio	20.1x	19.1x
Price to Book Ratio	4.6x	2.7x

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual securities held by the Fund or covered in the index.

Price to Earnings Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

Fund Snapshot
The Destra Focused Equity Fund (the “Fund”) is sub-advised by the investment manager WestEnd Advisors LLC (“WestEnd”). The Fund’s investment objective is to seek long-term capital appreciation.

Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s investment manager, WestEnd, believes that sector and industry performance is correlated with particular stages of the business cycle. The manager selects sectors they believe will experience economic tailwinds, and avoids sectors they see as untimely. Through this process, they target high-quality, market-leading companies within the favored sectors.

The following report is WestEnd’s review of the Fund’s performance over the six months comprising the Fund’s semi-annual reporting period and an outlook for the markets the Fund invests in going forward.

Investing Environment
During the six month period ended March 31, 2016, the investing environment was characterized by a split economy and varied stock market sector performance. U.S. economic growth was moderate in 2015, but slowed in the latter half of the year. The consumer continued to underpin U.S. economic growth, and construction spending, particularly residential, was robust. However, lower energy-related capital expenditures and soft global demand hurt U.S. manufacturing. Longer-term U.S. interest rates rose in the fourth quarter of 2015 (Q4), seemingly in anticipation of the Federal Reserve’s a long-awaited December rate hike, but fell to one-year lows by mid-February 2016 as concerns over slowing growth seemed to reduce the likelihood of additional rate hikes in the near-term.

U.S. stock market performance, as measured by the S&P 500 Index, was strong in Q4, with mixed leadership among economic sectors. The S&P 500 traded in a wide range in the first quarter of 2016, but finished the quarter up modestly, and the index was up 8.49% for the six month period ending March 31, 2016. The telecom services and utilities sectors of the S&P 500 performed best over the six months ended March 31, 2016, while the financials and health care sectors performed worst.

Performance Discussion
During the six month period ended March 31, 2016 the Fund’s Class A shares produced a total return of 2.48% based on Net Asset Value (“NAV”), the Class I shares produced a total return of 2.68% on NAV and the Class C shares produced a total return of 2.10% on NAV. During the period surveyed, the Fund’s benchmark, the S&P 500 Index¹, produced a total return of 8.49%.

The largest positive contributing factor to the Fund’s relative performance over the six month period was its avoidance of the financials sector, which was the worst performing sector of the S&P 500 over the period. Avoidance of the energy sector also contributed positively to the Fund’s relative return, as the price of oil continued to slide through much of the six month period, with West Texas Intermediate crude prices falling over 40% by mid-February before rebounding partially by the end of the period.

The largest contributor to underperformance of the Fund as compared to the S&P 500 over the six month period was its overweight to the health care sector. Health care was the second-worst performing sector of the S&P 500 in over the period, and stock selection within the Health Care Sector contributed to the Fund’s underperformance. Health care holdings Biogen, Inc. (5.2% of net assets) significantly from relative return as the biotechnology industry underperformed both the broader health care sector and the S&P 500 as a whole for the six month period. The Fund’s overweight exposure to the information technology and consumer discretionary sectors also detracted from relative performance due, primarily, to stock selection in the period amid rising perceived risk of an economic slowdown. Within information technology, PayPal Holdings, Inc. (4.8% of net assets) was the best-performing stock in the Fund, but its positive impact on relative performance was more than offset by a decline in eBay, Inc. (4.9% of net assets).

¹S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA FOCUSED EQUITY FUND
DESTRA FOCUSED EQUITY FUND PORTFOLIO MANAGER LETTER (UNAUDITED)(CONTINUED)

WestEnd continues to believe the Fund’s health care, information technology and consumer discretionary sectors holdings as of March 31, 2016 will outperform in the slow-to-moderate growth environment it anticipates ahead, and the Fund remains overweight in these sectors.

Portfolio Activity
WestEnd did not make any major shifts to its sector allocations during the six-month period, but one stock was removed and added to the Fund to capitalize on opportunities that WestEnd identified. WestEnd reduced exposure to enterprise technology investment with the sale of EMC Corporation. The proceeds from the sale were used to purchase Alphabet, Inc. (formally known as Google, Inc.), which increased exposure to digital advertising growth. This shift in the Fund should also modestly reduce the Fund’s expected economic sensitivity and increased its average market capitalization, which may enhance stability if economic growth worsens.

Perspective & Outlook
WestEnd sees continued slow-to-moderate growth ahead in the United States and even more sluggish growth for non-U.S. economies as the most likely scenario. With this outlook, WestEnd expects the Energy and Materials Sectors are unlikely to sustain recent outperformance. Muted global economic growth and U.S. dollar strength (tied, in part, to accommodative monetary policy outside the U.S.) should keep downward pressure on commodity prices and, in turn, commodity-related equities. Additionally, for energy stocks in particular, it will be hard for the price of oil to increase substantially if low prices force oil producers (whether countries or private companies) to maintain or increase already-high production levels in order to meet their budgetary and cash-flow obligations. Other economically sensitive sectors of the S&P 500, like industrials and financials, are also likely to face challenges in the subdued growth environment WestEnd anticipates.

In contrast, WestEnd believes that stocks in the consumer discretionary, information technology and health care sectors are well positioned to take advantage of the areas of anticipated economic strength in the environment ahead, including consumer spending (even if somewhat subdued versus its growth over the past few years), business investment and health care spending.

At the same time, the narrowing of economic strength and a recent decline in corporate profits in the United States raise the risk that growth weakens more severely. WestEnd remains focused on the economic data and the long-term economic trends, despite the equity market volatility to the start the year. Likewise, the Fund remains positioned for the subdued growth environment WestEnd sees ahead, even as WestEnd continues to closely watch and evaluate new data to determine if and when changes are warranted.

OVERVIEW OF FUND EXPENSES
ASOF MARCH 31, 2016 (UNAUDITED)

As a shareholder of the Destra Investment Trust II, you incur advisory fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 10/1/15 to 3/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense
			Ratio	Expenses
	Beginning	Ending	for the	Paid During
	Account	Account	Period	Period
	Value	Value	10/1/15	10/1/15 to
	10/1/2015	3/31/2016	to 3/31/16	3/31/16†
Destra Flaherty & Crumrine Preferred and Income Fund Class A
Actual	$1,000.00	$ 1,028.90	1.50%	$7.61
Hypothetical (5% return before expenses)	1,000.00	1,017.50	1.50%	7.57
Destra Flaherty & Crumrine Preferred and Income Fund Class C
Actual	1,000.00	1,024.90	2.24%	11.34
Hypothetical (5% return before expenses)	1,000.00	1,013.80	2.24%	11.28
Destra Flaherty & Crumrine Preferred and Income Fund Class I
Actual	1,000.00	1,031.61	1.17%	5.94
Hypothetical (5% return before expenses)	1,000.00	1,019.15	1.17%	5.91
Destra Focused Equity Fund Class A
Actual	1,000.00	1,024.80	1.60%	8.10
Hypothetical (5% return before expenses)	1,000.00	1,017.00	1.60%	8.07
Destra Focused Equity Fund Class C
Actual	1,000.00	1,020.99	2.35%	11.87
Hypothetical (5% return before expenses)	1,000.00	1,013.25	2.35%	11.83
Destra Focused Equity Fund Class I
Actual	1,000.00	1,026.80	1.32%	6.69
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.32%	6.66

†
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/366 (to reflect the six-month period).

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND†
PORTFOLIO OF INVESTMENTS
March 31, 2016 (UNAUDITED)

Shares/
Par	Moody’s
Amounts	Ratings		Fair Value

	Long-Term Investments - 94.7%
	Preferred Securities - 91.9%

	Banks - 52.8%
44,702	Astoria Financial Corp.
	6.500%, Series C (a)	Ba2	$ 1,162,252
600,000	Banco Bilbao Vizcaya Argentaria
	SA 144A 9.000% (a)	BB	618,750
	Bank of America Corp.
250,000	6.250%, Series X (a)	Ba2	245,313
250,000	6.300%, Series DD (a)	Ba2	258,125
4,525,000	6.500%, Series Z (a)	Ba2	4,676,361
1,150,000	8.125%, Series M (a)	Ba2	1,134,187
	Barclays Bank PLC
29,000	7.750%, Series 4 (a)	Ba2	752,550
62,881	8.125%, Series 5 (a)	Ba2	1,644,967
25,000	BB&T Corp.
	5.625%, Series H (a)	Baa1	632,500
	BNP Paribas SA
2,000,000	7.375% 144A (a)	Ba1	1,937,500
1,000,000	7.625% 144A (a)	Ba1	1,008,000
	Capital One Financial Corp.
2,000,000	5.550%, Series E (a)	Baa3	2,005,000
15,177	6.250%, Series C (a)	Baa3	399,307
165,495	6.700%, Series D (a)	Baa3	4,494,844
	Citigroup, Inc.
525,000	5.950%, Series P (a)	Ba2	505,969
2,100,000	6.125%, Series R (a)	Ba2	2,107,812
106,599	6.875%, Series K (a)	Ba2	2,916,548
46,300	7.125%, Series J (a)	Ba2	1,265,379
1,750,000	Citizens Financial Group,
	Inc. 144A 5.500% (a)	BB+ (b)	1,666,875
8,400	CoBank ACB 144A
	6.250%, Series F (a)	BBB+ (b)	863,100
22,500	Countrywide Capital IV
	6.750% 04/01/33	Ba1	571,275
500,000	Credit Agricole SA 144A
	8.125% (a)	Ba2	500,748
60,960	Fifth Third Bancorp
	6.625%, Series I (a)	Baa3	1,772,717
8,000	First Horizon National Corp.
	6.200%, Series A (a)	Ba2	204,480
30,000	First Niagara Financial Group, Inc.
	8.625%, Series B (a)	Ba3	799,200
	First Republic Bank
19,481	6.200%, Series B (a)	Baa3	506,506
14,854	6.700%, Series A (a)	Baa3	386,947
	Goldman Sachs Group, Inc. (The)
61,500	5.500%, Series J (a)	Ba1	1,537,500
2,295,000	5.700%, Series L (a)	Ba1	2,246,231
103,105	6.375%, Series K (a)	Ba1	2,868,381
42,370	HSBC USA, Inc.
	6.500%, Series H (a)	Baa2	1,069,419
20,000	Huntington Bancshares, Inc.
	6.250%, Series D (a)	Baa3	514,000
	ING Groep NV
8,202	7.050% (a)	Baa3	215,220
7,000	7.200% (a)	Baa3	183,050
	JPMorgan Chase & Co.
5,000	6.700%, Series T (a)	Baa3	138,500
800,000	6.750%, Series S (a)	Baa3	879,400
5,415,000	7.900%, Series 1 (a)	Baa3	5,421,769

Shares/
Par	Moody’s
Amounts	Ratings		Fair Value

	Banks (continued)
	M&T Bank Corp.
1,700,000	6.450%, Series E (a)	Baa2	$ 1,827,500
500,000	6.875%, Series D 144A (a)	Baa2	503,125
	Morgan Stanley
28,000	6.375%, Series I (a)	Ba1	729,960
225,900	6.875%, Series F (a)	Ba1	6,130,926
1,950,000	PNC Financial Services Group,
	Inc. (The) 6.750%, Series O (a)	Baa2	2,135,055
74,300	Regions Financial Corp.
	6.375%, Series B (a)	Ba2	2,010,558
	Royal Bank of Scotland Group PLC
70,745	7.250%, Series T (a)	B1	1,800,460
8,400	7.650%, Series F (a)	B1	215,544
750,000	Societe Generale SA 144A
	8.000% (a)	Ba2	729,375
2,000,000	US Bancorp
	5.125%, Series I (a)	A3	2,040,100
30,345	Valley National Bancorp
	6.250%, Series A (a)	BB+ (b)	838,129
25,161	Webster Financial Corp.
	6.400%, Series E (a)	Baa3	654,563
	Wells Fargo & Co.
12,700	5.850% (a)	Baa2	334,772
2,400,000	5.875%, Series U (a)	Baa2	2,565,720
60,000	6.625% (a)	Baa2	1,759,800
1,475,000	7.980%, Series K (a)	Baa2	1,528,321
13,300	8.000%, Series J (a)	Baa2	373,065
	Zions Bancorporation
43,000	5.800%, Series I (a)	BB- (b)	40,958
4,000	6.300%, Series G (a)	BB- (b)	103,000
12,803	7.900%, Series F (a)	BB- (b)	346,577
			76,778,190

	Diversified Financials - 3.9%
	Charles Schwab Corp. (The)
75,000	5.950%, Series D (a)	Baa2	1,953,750
20,000	6.000%, Series C (a)	Baa2	527,600
11,477	Deutsche Bank Contingent
	Capital Trust V 8.050% (a)	Ba3	290,253
116,760	HSBC Finance Corp.
	6.360%, Series B (a)	Baa3	2,928,341
			5,699,944

	Energy - 2.9%
1,905,000	Enbridge Energy Partners LP
	8.050% 10/01/37	Ba1	1,352,550
1,900,000	Enterprise Products Operating LLC
	8.375% 08/01/66, Series A	Baa2	1,503,375
33,330	Kinder Morgan, Inc.
	9.750% 10/26/18, Series A (c)	Ba2	1,503,183
			4,359,108

	Industrial - 0.5%
750,000	Land O’ Lakes, Inc. 144A
	8.000%, Series A (a)	BB (b)	775,312

	Insurance - 22.1%
1,151,000	ACE Capital Trust II
	9.700% 04/01/30	Baa1	1,617,730

The accompanying notes are an integral part of these financial statements.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND†
PORTFOLIO OF INVESTMENTS (CONTINUED)
March 31, 2016 (UNAUDITED)

Shares/
Par	Moody’s
Amounts	Ratings		Fair Value

	Insurance (continued)
42,012	Allstate Corp. (The)
	6.625%, Series E (a)	Baa3	$ 1,153,229
16,050	Arch Capital Group Ltd.
	6.750%, Series C (a)	Baa2	427,091
	Aspen Insurance Holdings Ltd.
21,043	5.950% (a)	Ba1	555,745
6,492	7.250% (a)	Ba1	171,389
500,000	AXA SA
	8.600% 12/15/30	A3	660,000
26,557	Axis Capital Holdings Ltd.
	6.875%, Series C (a)	Baa3	687,295
54,301	Delphi Financial Group, Inc.
	7.376% 05/15/37	BB+ (b)	1,332,074
	Endurance Specialty Holdings Ltd.
16,000	6.350%, Series C (a)	Ba1	419,360
18,807	7.500%, Series B (a)	Ba1	480,143
400,000	Everest Reinsurance Holdings, Inc.
	6.600% 05/15/37	Baa2	345,000
10,000	Hartford Financial Services Group,
	Inc. (The) 7.875% 04/15/42	Baa3	312,200
	Liberty Mutual Group, Inc.
1,830,000	7.800% 03/15/37 144A	Baa3	1,999,275
325,000	10.750% 06/15/58 144A	Baa3	476,937
750,000	Meiji Yasuda Life Insurance Co.
	144A 5.200% 10/20/45	A3	809,587
	MetLife, Inc.
3,250,000	5.250%, Series C (a)	Baa3	3,113,906
937,000	10.750% 08/01/39	Baa2	1,426,583
2,500,000	Nippon Life Insurance Co. 144A
	4.700% 01/20/46	A3	2,606,188
	PartnerRe Ltd.
93,246	5.875%, Series F (a)	Baa2	2,374,043
49,212	7.250%, Series E (a)	Baa2	1,392,208
250,000	Provident Financing Trust I
	7.405% 03/15/38	Baa3	288,303
	Prudential Financial, Inc.
1,003,000	5.625% 06/15/43	Baa2	1,022,809
2,853,000	5.875% 09/15/42	Baa2	2,984,952
2,900,000	QBE Capital Funding III Ltd. 144A
	7.250% 05/24/41	Baa2	3,142,875
	WR Berkley Corp.
7,022	5.625% 04/30/53	Baa3	176,042
65,000	5.900% 03/01/56	Baa3	1,643,850
510,000	XLIT Ltd.
	6.500%, Series E (a)	Ba1	354,450
			31,973,264

	Miscellaneous - 1.0%
450,000	BHP Billiton Finance USA Ltd. 144A
	6.750% 10/19/75	Baa2	450,563
987,000	General Electric Co.
	5.000%, Series D (a)	A3	1,017,844
			1,468,407

	Real Estate - 3.0%
10,430	CubeSmart
	7.750%, Series A (a)	Baa3	273,892
30,000	Equity Commonwealth
	7.250%, Series E (a)	Ba1	762,600

Shares/
Par		Moody’s
Amounts		Ratings	Fair Value

	Real Estate (continued)
4,230	National Retail Properties, Inc.
	6.625%, Series D (a)	Baa2	$ 110,403
	PS Business Parks, Inc
26,100	5.750%, Series U (a)	Baa2	662,679
8,839	6.000%, Series T (a)	Baa2	228,135
75,000	6.450%, Series S (a)	Baa2	1,935,000
9,913	Regency Centers Corp
	6.625%, Series 6 (a)	Baa2	257,837
			4,230,546
	Utilities - 5.7%
100,782	Integrys Holding, Inc.
	6.000% 08/01/73	Baa1	2,661,280
1,163,000	PPL Capital Funding, Inc.
	6.700% 03/30/67, Series A	Baa3	884,060
1,684,000	Puget Sound Energy, Inc.
	6.974% 06/01/67, Series A	Baa2	1,289,321
30,000	SCE Trust III
	5.750%, Series H (a)	Baa1	806,400
100,000	SCE Trust V
	5.450%, Series K (a)	Baa1	2,665,000
			8,306,061

	Total Preferred Securities
	(Cost $132,503,459)		133,590,832

	Corporate Debt Securities- 2.7%

	Banks - 1.7%
85,000	Texas Capital Bancshares, Inc.
	6.500% 09/21/42	Baa3	2,127,550
8,000	Zions Bancorporation
	6.950% 09/15/28	BB+ (b)	233,760
			2,361,310
	Communications - 0.5%
	Qwest Corp.
2,314	7.000% 07/01/52	Ba1	58,961
30,400	7.375% 06/01/51	Ba1	776,112
			835,073
	Utilities - 0.5%
30,000	Entergy New Orleans, Inc.
	5.500% 04/01/66	Baa2	763,200

	Total Corporate Debt Securities
	(Cost $3,899,206)		3,959,583

	Common Stock - 0.1%

	Energy - 0.1%
5,710	Kinder Morgan, Inc. (Cost $86,221)		$ 101,980

	Total Long-Term Investments - 94.7%
	(Cost $136,488,887)		137,652,395

The accompanying notes are an integral part of these financial statements.

DESTRA FLAHERTY & CRUMRINE PREFERRED AND INCOME FUND†
PORTFOLIO OF INVESTMENTS (CONTINUED)
March 31, 2016 (UNAUDITED)

Shares/
Par	Moody’s
Amounts	Ratings	Fair Value

	Money Market Mutual Fund - 2.7%
3,891,956	Fidelity Institutional Money Market Prime
	Money Market Portfolio - Institutional
	CL, 0.10% (d)
	(Cost $3,891,956)	$ 3,891,956
	Total Investments - 97.4%
	(Cost $140,380,842)	141,544,351
	Other Assets in excess of
	Liabilities - 2.6%	3,801,040

	Net Assets - 100.0%	$145,345,391

		% of
Summary by Country	Fair Value	Net Assets
Australia	$3,593,438	2.5%
Bermuda	8,125,004	5.6
France	4,835,623	3.3
Germany	290,253	0.2
Ireland	354,450	0.2
Japan	3,415,775	2.4
Netherlands	398,270	0.3
Spain	618,750	0.4
United Kingdom	4,413,521	3.0
United States	115,499,267	79.5
Total Investments	141,544,351	97.4
Other Assets less Liabilities	3,801,040	2.6
Net Assets	$145,345,391	100.0%

LLC – Limited Liability Corporation
LP – Limited Partnership
NV – Publicly Traded Company
PLC – Public Limited Company
SA – Corporation
144A –
Security was purchased pursuant to Rule 144A under the Security Act of 1993 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)–Security is perpetual in nature with no stated maturity date.
(b)–Standard & Poor's Rating.
(c) –Convertible Preferred Security
(d)–Interest rate shown reflects a 1-day yield as of March 31, 2016.

DESTRA FOCUSED EQUITY FUND
PORTFOLIO OF INVESTMENTS†
March 31, 2016 (UNAUDITED)

Number
of
Shares	Description	Fair Value

	Common Stocks - 98.5%

	Consumer Durables &
	Apparel - 4.7%
55,681	NIKE, Inc. - Class B	$ 3,422,711

	Food & Staples Retailing - 10.0%
22,942	Costco Wholesale Corp	3,615,200
34,568	CVS Health Corp	3,585,739
		7,200,939

	Health Care Equipment &
	Services - 5.1%
47,035	HCA Holdings, Inc.*	3,671,082

	Household & Personal
	Products - 4.9%
37,832	Estee Lauder Cos., Inc.
	(The) - Class A	3,567,936

	Media - 9.8%
58,951	Comcast Corp. - Class A	3,600,727
35,499	Walt Disney Co. (The)	3,525,406
		7,126,133

	Pharmaceuticals,
	Biotechnology &
	Life Sciences - 20.0%
13,015	Allergan PLC*	3,488,411
14,435	Biogen, Inc.*	3,757,719
36,436	Celgene Corp.*	3,646,879
39,371	Gilead Sciences, Inc	3,616,620
		14,509,629

	Retailing - 9.7%
60,104	Nordstrom, Inc	3,438,550
45,581	TJX Cos., Inc. (The)	3,571,271
		7,009,821

	Semiconductors &
	Semiconductor Equipment - 4.8%
68,453	QUALCOMM, Inc	3,500,686

	Software & Services - 24.5%
37,317	Adobe Systems, Inc.*	3,500,335
4,683	Alphabet, Inc. - Class A*	3,572,661
150,363	eBay, Inc.*	3,587,661
38,383	MasterCard, Inc. - Class A	3,627,194
89,729	PayPal Holdings, Inc.*	3,463,539
		17,751,390

Number
of
Shares	Description	Fair Value

	Technology Hardware &
	Equipment - 5.0%
33,426	Apple, Inc	$ 3,643,100

	Total Common Stocks
	(Cost $55,355,286)	71,403,427

	Money Market Mutual Fund - 1.9%
1,389,563	Fidelity Institutional Money
	Market Prime Money Market
	Portfolio - Institutional CL,
	0.10% (a)
	(Cost $1,389,563)	1,389,563

	Total Investments - 100.4%
	(Cost $56,744,849)	72,792,990
	Liabilities in excess of
	other Assets - (0.4%)	(274,834)
	Net Assets - 100.0%	$72,518,156

		% of
Summary by Country	Fair Value	Net Assets
United States	$72,792,990	100.4%
Total Investments	72,792,990	100.4
Liabilities in excess of other Assets	(274,834)	(0.4)
Net Assets	$72,518,156	100.0%

PLC – Public Limited Company

† Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard and Poor's.
* Non-income producing security.
(a)Interest rate shown reflects a 1-day yield as of March 31, 2016.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2016 (UNAUDITED)

	Destra Flaherty	Destra
	& Crumrine	Focused
	Preferred and	Equity
	Income Fund	Fund
Assets
Investments:
Investments at cost	$140,380,842	$56,744,849
Net unrealized appreciation	1,163,509	16,048,141
Total investments at value	141,544,351	72,792,990
Receivables:
Capital shares sold	4,168,387	131,431
Dividends and interest	1,393,889	9,431
Investment securities sold	374,655	—
Prepaid expenses	18,040	17,362
Total assets	147,499,322	72,951,214

Liabilities
Payables:
Capital shares redeemed	1,094,023	253,244
Distribution payable	835,764	—
Due to advisor	67,490	45,493
Legal fees	35,744	29,351
Transfer Agent Fees	30,614	21,094
CCO/CFO fees	8,670	7,134
Trustees’ fees	7,709	7,520
Audit fees	7,105	7,065
Other expenses and liabilities	66,812	62,157
Total liabilities	2,153,931	433,058
Net Assets	$145,345,391	$72,518,156

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$143,584,964	$55,935,613
Undistributed net investment income	775,765	92,415
Accumulated net realized gain (loss) on investments	(178,847)	441,987
Net unrealized appreciation on investments	1,163,509	16,048,141
Net Assets	$145,345,391	$72,518,156

Net Assets
Class A	$45,761,203	$11,413,522
Class C	$15,978,317	$7,040,567
Class I	$83,605,871	$54,064,067

Shares Outstanding
Class A	2,655,285	520,100
Class C	923,446	335,234
Class I	4,866,160	2,434,227

Net Asset Value Per Share
Class A	$17.23	$21.94
Maximum Offering Pricing Per Share (includes sales charge of 4.50%)	$18.04	$22.97
Class C	$17.30	$21.00
Class I	$17.18	$22.21

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)

	Destra Flaherty	Destra
	& Crumrine	Focused
	Preferred and	Equity
	Income Fund	Fund
Investment Income
Dividends	$1,847,190	$636,870
Interest income	1,255,248	—
Less: foreign taxes withheld	(2,318)	—
Total Investment Income	3,100,120	636,870

Expenses
Advisory fees	367,990	316,425
Transfer agent fees	78,589	56,904
Administration and accounting fees	63,351	76,773
Distribution fees Class A	46,878	14,652
Distribution fees Class C	61,077	35,586
Blue Sky fees	37,190	25,853
Legal fees	22,877	11,763
Audit fees	20,687	20,687
Shareholder reporting fees	17,016	19,190
Trustees’ fees and expenses	16,257	15,596
CCO/CFO fees	13,257	14,395
Custody fees	9,672	4,586
Insurance fees	6,683	7,322
Other expenses	3,647	1,866
Total expenses	765,171	621,598
Less: expense waivers and reimbursements	(63,736)	(77,143)
Net expenses	701,435	544,455
Net Investment Income	$2,398,685	$92,415

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments in securities	(102,131)	920,515
Net change in unrealized appreciation on investments in securities	709,336	727,514
Net realized and unrealized gain on investments in securities	607,205	1,648,029
Net Increase in Net Assets Resulting from Operations	$3,005,890	$1,740,444

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Destra Flaherty & Crumrine		Destra Focused
	Preferred and Income Fund		Equity Fund

	For the six months ended	For the year ended	For the six months ended	For the year ended
	March 31, 2016,	September 30,	March 31, 2016,	September 30,
	(Unaudited)	2015	(Unaudited)	2015
Increase in Net Assets Resulting from Operations
Net investment income (loss)	$2,398,685	$2,467,860	$92,415	$(265,353)
Net realized gain (loss) on investments in securities	(102,131)	76,983	920,515	2,323,032
Net change in unrealized appreciation (depreciation) on
investments in securities	709,336	(153,366)	727,514	16,811
Net increase in net assets resulting from operations	3,005,890	2,391,477	1,740,444	2,074,490

Class A
Distribution to Shareholders
Net investment income	(779,958)	(775,659)	—	—
Net realized gain	—	—	(278,926)	(745,628)
Total distributions to shareholders	(779,958)	(775,659)	(278,926)	(745,628)

Class C
Distribution to Shareholders
Net investment income	(205,075)	(257,157)	—	—
Net realized gain	—	—	(180,914)	(338,679)
Total distributions to shareholders	(205,075)	(257,157)	(180,914)	(338,679)

Class I
Distribution to Shareholders
Net investment income	(1,138,257)	(1,285,491)	—	—
Net realized gain	—	—	(1,345,272)	(2,961,823)
Total distributions to shareholders	(1,138,257)	(1,285,491)	(1,345,272)	(2,961,823)

Class A
Capital Share Transactions
Proceeds from shares sold	32,318,799	12,793,237	790,547	4,169,371
Reinvestment of distribution	507,877	503,398	238,293	604,294
Cost of shares redeemed	(8,943,259)	(4,107,257)	(2,019,285)	(5,510,963)
Net increase (decrease) from capital share transactions	23,883,417	9,189,378	(990,445)	(737,298)

Class C
Capital Share Transactions
Proceeds from shares sold	8,465,040	3,811,781	679,736	2,629,088
Reinvestment of distribution	137,053	184,593	171,944	329,902
Cost of shares redeemed	(1,151,029)	(934,646)	(722,619)	(692,683)
Net increase from capital share transactions	7,451,064	3,061,728	129,061	2,266,307

Class I
Capital Share Transactions
Proceeds from shares sold	65,780,483	24,383,742	6,521,436	20,635,665
Reinvestment of distribution	954,273	1,073,997	1,188,759	2,529,250
Cost of shares redeemed	(13,177,603)	(18,383,235)	(9,160,231)	(18,000,202)
Redemption fees	28,119	25,197	4,968	14,604
Net increase (decrease) from capital share transactions	53,585,272	7,099,701	(1,445,068)	5,179,317

Total increase (decrease) in net assets	85,802,353	19,423,977	(2,371,120)	4,736,686
Net Assets
Beginning of period	59,543,038	40,119,061	74,889,276	70,152,590
End of period	$145,345,391	$59,543,038	$72,518,156	$74,889,276
Undistributed net investment income at end of period	$775,765	$500,370	$92,415	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	Destra Flaherty & Crumrine		Destra Focused
	Preferred and Income Fund		Equity Fund

	For the six months ended	For the year ended	For the six months ended	For the year ended
	March 31, 2016,	September 30,	March 31, 2016,	September 30,
	(Unaudited)	2015	(Unaudited)	2015
Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	1,272,056	739,681	564,129	592,109
Shares sold	1,881,428	738,771	36,063	178,221
Shares reinvested	29,474	29,224	10,662	26,251
Shares redeemed	(527,673)	(235,620)	(90,754)	(232,452)
Shares outstanding, end of period	2,655,285	1,272,056	520,100	564,129

Class C
Change in Shares Outstanding
Shares outstanding, beginning of period	490,570	313,284	330,798	229,975
Shares sold	491,968	219,591	31,280	116,938
Shares reinvested	7,920	10,680	8,024	14,820
Shares redeemed	(67,012)	(52,985)	(34,868)	(30,935)
Shares outstanding, end of period	923,446	490,570	335,234	330,798

Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	1,729,981	1,320,156	2,508,703	2,293,015
Shares sold	3,854,043	1,410,158	298,453	882,977
Shares reinvested	55,612	62,602	52,600	108,972
Shares redeemed	(773,476)	(1,062,935)	(425,529)	(776,261)
Shares outstanding, end of period	4,866,160	1,729,981	2,434,227	2,508,703

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

Destra Flaherty & Crumrine Preferred and Income Fund

For the Period
For the	For the	For the	For the	For the	April 12, 2011*
six months ended	year ended	year ended	year ended	year ended	through
March 31, 2016	September 30,	September 30,	September 30,	September 30,	September 30,
(Unaudited)	2015	2014	2013	2012	2011

Class A
Net asset value, beginning of period	$ 17.07	$ 16.94	$ 15.98	$ 16.87	$ 14.82	$ 15.00
Investment operations:
Net investment income (loss)1	0.40	0.84	0.84	0.88	0.87	0.67
Net realized and unrealized gain (loss)	0.09	0.06	0.96	(0.80)	1.70	(0.65)
Net Increase in Net Asset Value
from Operations	0.49	0.90	1.80	0.08	2.57	0.02

Distributions paid to shareholders from:
Net investment income	(0.33)	(0.77)	(0.84)	(0.97)	(0.52)	(0.20)
Net realized gain	—	—	—	—5	—5	—
Total distributions	(0.33)	(0.77)	(0.84)	(0.97)	(0.52)	(0.20)

Net asset value, end of period	$ 17.23	$ 17.07	$ 16.94	$ 15.98	$ 16.87	$ 14.82

TOTAL RETURN2	2.89%4	5.38%	11.49%	0.42%	17.71%	0.15%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$ 45,761	$ 21,718	$ 12,532	$ 21,319	$ 12,120	$ 1,745
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.50%3	1.50%	1.50%	1.50%	1.50%	1.50%3
Expenses, prior to expense
reimbursements/waivers	1.59%3	2.12%	2.26%	1.99%	4.78%	20.31%3
Net investment income (loss)	4.70%3	4.86%	5.08%	5.22%	5.44%	9.37%3
Portfolio turnover rate	6%4	29%	27%	49%	45%	25%4

Class C
Net asset value, beginning of period	$ 17.14	$ 17.00	$ 16.03	$ 16.89	$ 15.00†	$ —
Investment operations:
Net investment income1	0.34	0.71	0.75	0.76	0.72†	—
Net realized and unrealized gain (loss)	0.09	0.07	0.93	(0.81)	1.43†	—
Net Increase (Decrease) in Net Asset Value
from Operations	0.43	0.78	1.68	(0.05)	2.15†	—

Distributions paid to shareholders from:
Net investment income	(0.27)	(0.64)	(0.71)	(0.81)	(0.26)†	—
Net realized gain	—	—	—	—5	—5†	—
Total distributions	(0.27)	(0.64)	(0.71)	(0.81)	(0.26)†	—

Net asset value, end of period	$ 17.30	$ 17.14	$ 17.00	$ 16.03	$ 16.89†	$ —

TOTAL RETURN2	2.49%4	4.64%	10.68%	(0.34)%	14.49%4†	—%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$ 15,978	$ 8,408	$ 5,327	$ 4,099	$ 2,549†	$ —
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.24%3	2.25%	2.25%	2.25%	2.25%3†	—
Expenses, prior to expense
reimbursements/waivers	2.35%3	2.69%	3.10%	3.09%	8.58%3†	—
Net investment income (loss)	3.95%3	4.09%	4.47%	4.51%	4.86%3†	—
Portfolio turnover rate	6%4	29%	27%	49%	45%4†	—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

Destra Flaherty & Crumrine Preferred and Income Fund

						For the Period
	For the	For the	For the	For the	For the	April 12, 2011*
six months ended		year ended	year ended	year ended	year ended	through
March 31, 2016 September 30,			September 30,	September 30,	September 30,	September 30,
(Unaudited)		2015	2014	2013	2012	2011
Class I
Net asset value, beginning of period	$ 17.00	$ 16.86	$ 15.89	$ 16.79	$ 14.79	$ 15.00
Investment operations:
Net investment income (loss)1	0.45	0.88	0.92	0.92	0.95	0.47
Net realized and unrealized gain (loss)	0.07	0.06	0.92	(0.80)	1.67	(0.43)
Net Increase in Net Asset Value
from Operations	0.52	0.94	1.84	0.12	2.62	0.04

Distributions paid to shareholders from:
Net investment income	(0.35)	(0.82)	(0.88)	(1.03)	(0.62)	(0.25)
Net realized gain	—	—	—	—5	—5	—
Total distributions	(0.35)	(0.82)	(0.88)	(1.03)	(0.62)	(0.25)

Redemption fees	0.01	0.02	0.01	0.01	—5	—

Net asset value, end of period	$ 17.18	$ 17.00	$ 16.86	$ 15.89	$ 16.79	$ 14.79

TOTAL RETURN2	3.16%4	5.77%	11.93%	0.72%	18.15%	0.23%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$ 83,606	$ 29,417	$ 22,260	$ 15,268	$ 12,577	$ 1,027
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.17%3	1.22%	1.22%	1.22%	1.22%	1.22%3
Expenses, prior to expense
reimbursements/waivers	1.34%3	1.47%	1.64%	1.55%	5.19%	24.80%3
Net investment income (loss)	5.27%3	5.10%	5.58%	5.50%	5.86%	6.57%3
Portfolio turnover rate	6%4	29%	27%	49%	45%	25%4

* Commencement of operations.

† Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.

1 Based on average shares outstanding.

2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the invest advisor.

3 Annualized.

4 Not annualized.

5 Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Focused Equity Fund
						For the Period
	For the	For the	For the	For the	For the	April 12, 2011*
	six months ended	year ended	year ended	year ended	year ended	through
	March 31, 2016	September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Class A
Net asset value, beginning of period	$ 21.92	$ 22.46	$ 19.75	$ 16.76	$ 13.74	$ 15.00
Investment operations:
Net investment income (loss)1	0.02	(0.11)	(0.11)	0.01	(0.06)	(0.03)
Net realized and unrealized gain (loss)	0.53	0.96	3.28	3.04	3.08	(1.23)
Net Increase (Decrease) in Net Asset Value
from Operations	0.55	0.85	3.17	3.05	3.02	(1.26)

Distributions paid to shareholders from:
Net investment income	—	—	—	(0.06)	—5	—
Net realized gain	(0.53)	(1.39)	(0.46)	—	—	—
Return of capital	—	—	—	—	—5	—
Total distributions	(0.53)	(1.39)	(0.46)	(0.06)	—5	—

Net asset value, end of period	$ 21.94	$ 21.92	$ 22.46	$ 19.75	$ 16.76	$ 13.74

TOTAL RETURN2	2.48%4	3.48%	16.25%	18.29%	22.00%	(8.40)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$ 11,413	$ 12,364	$ 13,298	$ 36,353	$ 21,761	$ 1,006
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.60%3	1.60%	1.60%	1.60%	1.60%	1.60%3
Expenses, prior to expense
reimbursements/waivers	1.78%3	2.22%	1.83%	1.89%	3.75%	29.23%3
Net investment income (loss)	0.14%3	(0.49)%	(0.52)%	0.04%	(0.33)%	(0.46)%3
Portfolio turnover rate	15%4	36%	58%	40%	42%	22%4

Class C
Net asset value, beginning of period	$ 21.08	$ 21.80	$ 19.32	$ 16.46	$ 15.00†	$ —
Investment operations:
Net investment loss1	(0.07)	(0.28)	(0.27)	(0.12)	(0.16)†	—
Net realized and unrealized gain	0.52	0.95	3.21	2.98	1.62†	—
Net Increase in Net Asset Value
from Operations	0.45	0.67	2.94	2.86	1.46†	—

Distributions paid to shareholders from:
Net realized gain	(0.53)	(1.39)	(0.46)	—	—†	—
Total distributions	(0.53)	(1.39)	(0.46)	—	—†	—

Net asset value, end of period	$ 21.00	$ 21.08	$ 21.80	$ 19.32	$ 16.46†	$ —

TOTAL RETURN2	2.10%4	2.73%	15.40%	17.38%	9.73%4†	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$ 7,041	$ 6,972	$ 5,013	$ 2,891	$ 1,955†	$ —
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.35%3	2.35%	2.35%	2.35%	2.35%3†	—
Expenses, prior to expense
reimbursements/waivers	2.54%3	2.72%	3.00%	3.44%	11.11%3†	—
Net investment income (loss)	(0.65)%3	(1.25)%	(1.32)%	(0.67)%	(1.09)%3†	—
Portfolio turnover rate	15%4	36%	58%	40%	42%4†	—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Focused Equity Fund
						For the Period
	For the	For the	For the	For the	For the	April 12, 2011*
	six months ended	year ended	year ended	year ended	year ended	through
	March 31, 2016	September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Class I
Net asset value, beginning of period	$ 22.14	$ 22.61	$ 19.81	$ 16.81	$ 13.76	$ 15.00
Investment operations:
Net investment income (loss)1	0.04	(0.05)	(0.06)	0.06	(0.01)	—
Net realized and unrealized gain (loss)	0.56	0.96	3.30	3.04	3.09	(1.24)
Net Increase (Decrease) in Net Asset Value
from Operations	0.60	0.91	3.24	3.10	3.08	(1.24)

Distributions paid to shareholders from:
Net investment income	—	—	—	(0.11)	(0.01)	—
Net realized gain	(0.53)	(1.39)	(0.46)	—	—	—
Return of capital	—	—	—	—	(0.03)	—
Total distributions	(0.53)	(1.39)	(0.46)	(0.11)	(0.04)	—

Redemption fees	—5	0.01	0.02	0.01	0.01	—

Net asset value, end of period	$ 22.21	$ 22.14	$ 22.61	$ 19.81	$ 16.81	$ 13.76

TOTAL RETURN2	2.68%4	3.78%	16.66%	18.61%	22.53%	(8.27)%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$ 54,064	$ 55,553	$ 51,841	$ 22,743	$15,014	$ 940
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.32%3	1.32%	1.32%	1.32%	1.32%	1.32%3
Expenses, prior to expense
reimbursements/waivers	1.53%3	1.37%	1.41%	1.53%	4.42%	26.03%3
Net investment income (loss)	0.39%3	(0.22)%	(0.29)%	0.35%	(0.07)%	0.04%3
Portfolio turnover rate	15%4	36%	58%	40%	42%	22%4

* Commencement of operations.

† Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.

1 Based on average shares outstanding.

2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the invest advisor.

3 Annualized.

4 Not annualized.

5 Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2016 (UNAUDITED)

1. ORGANIZATION

Destra Investment Trust II (the “Trust”) was organized as a Massachusetts business trust on January 27, 2011, as an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2015, the Trust consisted of two series (collectively, the “Funds” and each individually a “Fund”): Destra Flaherty & Crumrine Preferred and Income Fund (“Preferred and Income Fund”) and Destra Focused Equity Fund (“Focused Equity Fund”). The Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Focused Equity Fund’s investment objective is to seek long-term capital appreciation. Each Fund currently offers three classes of shares, Classes A, C and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies. The Fund follows the accounting and reporting guidance in FASB Accounting Standard Codification 946.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) (“fair value”). Such fair value is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimates fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ procedures are approved by the Board of Trustees.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2016 (UNAUDITED) (CONTINUED)

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of March 31, 2016:

Destra Flaherty & Crumrine Preferred and Income Fund
	Level 1	Level 2		Level 3	Total
Preferred Securities *	$70,651,427	$2,195,174	†	$—	$72,846,601
Corporate Bonds *	—	64,703,814		—	64,703,814
Common Stocks *	101,980	—		—	101,980
Money Market Mutual Fund	3,891,956	—		—	3,891,956
Total Investments in Securities	$74,645,363	$66,898,988		$—	$141,544,351
Destra Focused Equity Fund
	Level 1	Level 2		Level 3	Total
Common Stocks *	$71,403,427	$—		$—	$71,403,427
Money Market Mutual Fund	1,389,563	—		—	1,389,563
Total Investments in Securities	$72,792,990	$—		$—	$72,792,990

It is the Funds’ policy to recognize transfers in and out at the fair value as of the beginning of the period.

† $12,308,652 was transferred into level 2 from level 1 as result of lack of readily available market quotations in active markets. Level 2 securities were fair valued using quotations or evaluated process from a third party pricing service.

* Please refer to the Portfolio of Investments to view securities segregated by industry.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2016 (UNAUDITED) (CONTINUED)

Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an investment advisory agreement (the “Agreement”) between each Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s investment objectives, policies and limitations and providing day-to-day administrative services to the funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly, at an annual rate of 0.75% and 0.85% of the average daily net assets of Flaherty & Crumrine Preferred and Income Fund and Focused Equity Fund, respectively.

The Trust and the Advisor have a fee waiver and expense reimbursement arrangement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I of Flaherty & Crumrine Preferred and Income Fund to 1.50%, 2.25%, and 1.22%, respectively, and of Class A, Class C and Class I of Focused Equity Fund to 1.60%, 2.35%, and 1.32%, respectively. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any) to the average net assets of the class.

To the extent that the expense ratio of the Fund is less than the Fund’s applicable expense cap, the Advisor may recover a portion of the reimbursed amount for the Fund equal to the amount of the expense cap less the actual expense ratio for the Fund for up to three (3) years from the date the fee or expense was incurred during the expense cap term.

Sub-Advisory Agreement

The Flaherty & Crumrine Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-advisor. Focused Equity Fund has retained WestEnd Advisors LLC (“WestEnd”) as its investment sub-advisor. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty and WestEnd equal to one half of the net advisory fees collected by the Advisor from each respective Fund net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of each Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as each Fund’s Administrator, Custodian and Accounting Agent pursuant to the Funds’ Administration and Accounting Agreements. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as each Fund’s Transfer Agent.

4. DISTRIBUTION AND SERVICE PLAN

The Funds’ Class A and Class C shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A and C shares, respectively. Payments are made to Destra Capital Investments LLC, each Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of each Fund’s shares held by such intermediaries’ customers.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2016 (UNAUDITED) (CONTINUED)

5. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to US federal excise tax.

For the period ended March 31, 2016, the cost of investments on a tax basis, including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
	Investments	Appreciation	Depreciation	Depreciation
Flaherty & Crumrine
Preferred and Income Fund	$139,814,262	$ 3,718,084	$(1,987,995)	$ 1,730,089
Focused Equity Fund	56,900,231	16,764,474	(871,715)	15,892,759

6. INVESTMENT TRANSACTIONS

For the period ended March 31, 2016, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Flaherty & Crumrine Preferred and Income Fund	$84,598,150	$ 5,455,674
Focused Equity Fund	10,857,372	14,500,864

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge of 4.50% on purchases of less than $1,000,000. The Fund’s Class A, C, and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Fund charges this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase.

A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Fund’s Prospectus.

8. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Credit and Counterparty Risk—Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Destra Focused Equity Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2016 (UNAUDITED) (CONTINUED)

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Interest Rate Risk—If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by a Fund will fall.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

9. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

SHAREHOLDER MEETING RESULTS

On October 15, 2015, the Destra Investment Trust II (the “Trust”) held a Special Meeting of Shareholders to approve a new Investment Sub-Advisory Agreement among the Trust, Destra Capital Advisors LLC and the Sub-Advisor, WestEnd Advisors LLC. The following votes were recorded:

Destra Focused Equity Fund
For	Against	Abstain
1,664,243	12,289	20,647

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TRUST INFORMATION

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Dominic Martellaro	Destra Capital Advisors LLC
	Chief Executive Officer	Chicago , IL
Michael S. Erickson
	Robert A. Watson	Distributor
James Bernard Glavin	President	Destra Capital Investments LLC
Chicago, IL
Nicholas Dalmaso*	Jane Hong Shissler
	Chief Compliance Officer and	Administrator, Accounting Agent,
	Secretary	Custodian and Transfer Agent
* “Interested Person” of the Trust,		The Bank of New York Mellon
as defined in the Investment	Derek Mullins	New York, NY
Company Act of 1940, as amended.	Chief Financial Officer
Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
Grant Thornton LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 855-3434

Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling (877) 855-3.434, or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed registrants.
Not applicable.

Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               Destra Investment Trust II

By (Signature and Title)*                 /s/ Robert Watson
 Robert Watson, President
(principal executive officer)

Date           6/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                 /s/ Robert Watson
 Robert Watson, President
(principal executive officer)

Date           6/3/16

By (Signature and Title)*                /s/ Derek Mullins
 Derek Mullins, Chief Financial Officer
(principal financial officer)

Date           6/3/16

*      Print the name and title of each signing officer under his or her signature.